                                                                 EXHIBIT 10.14.2

                                                                [CONFORMED COPY]


                      AMENDED AND RESTATED CREDIT AGREEMENT


      AMENDED AND RESTATED CREDIT AGREEMENT dated as of December 17, 1996 among ALBERTSON'S, INC. (the "Borrower"), the BANKS listed on the signature pages hereof (the "Banks"), NATIONSBANK OF TEXAS, N.A., as Co-Agent and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

                              W I T N E S S E T H :

      WHEREAS, certain of the parties hereto have heretofore entered into a Credit Agreement dated as of October 5, 1994 (as heretofore amended by Amendment No. 1 dated as of October 25, 1995, the "Agreement"); and

      WHEREAS, the parties hereto desire to amend the Agreement as set forth herein and to restate the Agreement in its entirety to read as set forth in the Agreement with the amendments specified below;

        NOW, THEREFORE, the parties hereto agree as follows:

      SECTION 1. Definitions; References. (a) Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended and restated hereby. The term "Notes" defined in the Agreement shall include from and after the date hereof the New Notes (as defined below).

      (b) Each of the following terms shall have the meaning given to such term for purposes of this Amendment and Restatement:

            "New Bank" means each Person listed on the signature pages hereof which was not prior to the Restatement Effective Date a party to the Agreement.

            "New Note" means a Note issued hereunder to a New Bank.

            "Restatement Effective Date" means the date this Amendment and Restatement becomes effective in accordance with Section 9 hereof.

      SECTION 2. Amendments to Definitions: Section 1.01 of the Agreement is amended as follows:


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      (a) The definition of "Borrower's 1994 Form 10-K" is replaced with the following definition of "Borrower's 1995 Form 10-K":

            "Borrower's 1995 Form 10-K" means the Borrower's Annual Report on Form 10-K for 1995, as filed with the Securities and Exchange Commission pursuant to the Securities and Exchange Act of 1934.

      (b) The definition of "Termination Date" is amended by replacing the date "October 25, 2000" with the date "December 17, 2001".

      SECTION 3. New Pricing Schedule. The Pricing Schedule to the Agreement is deleted and replaced by the Pricing Schedule attached hereto.

      SECTION 4. Regulation D Compensation. (a) The following new Section 2.15 is added to Article II of the Agreement:

            SECTION 2.15. Regulation D Compensation. Each Bank may require the Borrower to pay, contemporaneously with each payment of interest on the Euro-Dollar Loans, additional interest on the related Euro-Dollar Loan of such Bank at a rate per annum determined by such Bank up to but not exceeding the excess of (i) (A) the applicable London Interbank Offered Rate divided by (B) one minus the Euro-Dollar Reserve Percentage over (ii) the applicable London Interbank Offered Rate. Any Bank wishing to require payment of such additional interest (x) shall so notify the Borrower and the Agent, in which case such additional interest on the Euro-Dollar Loans of such Bank shall be payable to such Bank at the place indicated in such notice with respect to each Interest Period commencing at least three Euro-Dollar Business Days after such Bank gives such notice and (y) shall notify the Borrower at least five Euro-Dollar Business Days before each date on which interest is payable on the Euro-Dollar Loans of the amount then due it under this Section.

      (b) The definitions of "Adjusted London Interbank Offered Rate" in Sections 1.01 and 2.07(c) of the Agreement are deleted, and each other reference in the Agreement to "Adjusted London Interbank Offered Rate" is changed to "London Interbank Offered Rate".

      (c) The last sentence of the definition of Euro-Dollar Reserve Percentage in Section 2.07(c) of the Agreement is deleted.

      (d) Clause (a)(ii)(B) of Section 8.03 of the Agreement is amended to read as follows:

      (B) With respect to any Euro-Dollar Loan any such requirement with respect to which such Bank is entitled to compensation during the relevant Interest Period under Section 2.15.

      SECTION 5. Changes in Commitments. With effect from and including the Restatement Effective Date, (i) each New Bank shall become a Bank party to the Agreement and (ii) the


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Commitment of each Bank shall be the amount set forth opposite the name of such
Bank on the signature pages hereof. Any Bank whose Commitment is changed to zero shall upon such effectiveness cease to be a Bank party to the Agreement, and all accrued fees and other amounts payable under the Agreement for the account of such Bank shall be due and payable on such date; provided that the provisions of Sections 8.03, 8.04 and 9.03 of the Agreement shall continue to inure to the benefit of each such Bank.

      SECTION 6. Updated Representations. (a) Each reference to "February 2, 1995" in Section 4.04 of the Agreement is changed to "February 1, 1996".

      (b) Each reference to "August 3, 1995" in Section 4.04 of the Agreement is changed to "October 31, 1996".

      (c) Each reference "twenty-six" in Section 4.04 is changed to "thirty-nine."

(d) Each reference to "Borrower's 1993 Form 10-K" or "Borrower's 1994 Form 10-K" in Sections 4.04(a) and 4.05 of the Agreement is changed to "Borrower's 1995 Form 10-K".

      SECTION 7. Representations and Warranties. The Borrower hereby represents and warrants that as of the Restatement Effective Date and after giving effect thereto:

        (a) no Default has occurred and is continuing; and

        (b) each representation and warranty of the Borrower set forth in the Agreement after giving effect to this Amendment and Restatement is true and correct as though made on and as of such date.

      SECTION 8. Governing Law. This Amendment and Restatement shall be governed by and construed in accordance with the laws of the State of New York.

      SECTION 9. Counterparts; Effectiveness. This Amendment and Restatement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment and Restatement shall become effective on the date that each of the following conditions shall have been satisfied:

            (i) receipt by the Agent of duly executed counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

            (ii) receipt by the Agent of a duly executed New Note for each of the New Banks, dated on or before the date of effectiveness hereof and otherwise in compliance with Section 2.05 of the Agreement;


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            (iii) receipt by the Agent of an opinion of the General Counsel or the Assistant General Counsel of the Borrower (or such other counsel for the Borrower as may be acceptable to the Agent), substantially to the effect of Exhibit E to the Agreement with reference to the New Notes, this Amendment and Restatement and the Agreement as amended and restated hereby; and

            (iv) receipt by the Agent of all documents it may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of the Agreement as amended and restated hereby, the New Notes and any other matters relevant hereto, all in form and substance satisfactory to the Agent;

provided that this Amendment and Restatement shall not become effective or binding on any party hereto unless all of the foregoing conditions are satisfied not later than December 31, 1996. The Agent shall promptly notify the Borrower and the Banks of the Restatement Effective Date, and such notice shall be conclusive and binding on all parties hereto.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                       ALBERTSON'S, INC.


                                      By /s/ A. Craig Olson
                                         ----------------------------------
                                         Title: Senior Vice President, Finance &
                                                Chief Financial Officer
                                      250 Parkcenter Blvd.
                                      Box 20
                                      Boise, ID  83726
                                      Attention:  Finance Department
                                      Telecopier:  (208) 385-6631


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
Commitments
-----------
$90,000,000                             MORGAN GUARANTY TRUST COMPANY OF NEW
                                        YORK


                                        By/s/ Adam J. Silver
                                          --------------------------------------
                                             Title:  Associate

$75,000,000                             NATIONSBANK OF TEXAS, N.A.


                                        By/s/ Frank M. Johnson
                                          --------------------------------------
                                             Title:  Senior Vice President

$75,000,000                             WACHOVIA BANK OF GEORGIA, NATIONAL
                                        ASSOCIATION


                                        By/s/ John A. Whitner
                                          --------------------------------------
                                             Title:  Vice President

$45,000,000                             BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION


                                        By/s/ James P. Johnson
                                          --------------------------------------
                                             Title:  Managing Director

$45,000,000                             FIRST SECURITY BANK, N.A.


                                        By/s/ Mary G. Monroe
                                          --------------------------------------
                                             Title:  Vice President

$45,000,000                             SUN BANK, NATIONAL ASSOCIATION


                                        By/s/ Janet P. Sammons
                                          --------------------------------------
                                             Title:  Vice President

$45,000,000                             WELLS FARGO BANK, N.A.

                                        By/s/ William Hauck
                                          --------------------------------------
                                             Title:  Vice President


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
$35,000,000                             U.S. BANK OF IDAHO


                                        By/s/ James W. Henken
                                          --------------------------------------
                                             Title:  Vice President

$35,000,000                             UNION BANK OF SWITZERLAND


                                        By/s/ Michael J. Ahearn
                                          --------------------------------------
                                             Title:  Managing Director


                                        By/s/ Daniel R. Strickford
                                          --------------------------------------
                                             Title:  Assistant Vice President

$30,000,000                             ABN AMRO NORTH AMERICA
                                           as Agent for ABN AMRO BANK N.V.


                                        By/s/ Lee-Lee Miao
                                          --------------------------------------
                                             Title:  Vice President & Director


                                        By/s/ James J. Rice
                                          --------------------------------------
                                             Title:  Vice President & Director

$30,000,000                             CIBC INC.


                                        By/s/ Daniel H. Hom
                                          --------------------------------------
                                             Title:  Director, CIBC Wood Gundy
                                                     Securities Corp., AS AGENT

$25,000,000                             THE DAI-ICHI KANGYO BANK, LIMITED SAN
                                        FRANCISCO AGENCY


                                        By/s/ Seigo Makino
                                          --------------------------------------
                                             Title:  Joint General Manager


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
$25,000,000                             THE BANK OF NOVA SCOTIA


                                        By/s/ Maarten Van Otterloo
                                          --------------------------------------
                                             Title:  Senior Relationship Manager

-0-                                     CREDIT SUISSE


                                        By/s/ Marilou Palenzuela
                                          --------------------------------------
                                             Title:  Member of Senior Management


                                        By/s/ Kirk A. Strang
                                          --------------------------------------
                                             Title:  Associate



Total Commitments

$600,000,000
============


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                                        MORGAN GUARANTY TRUST COMPANY OF NEW
                                        YORK, as Agent


                                        By/s/ Adam J. Silver
                                          --------------------------------------
                                             Title:  Associate

                                        NATIONSBANK OF TEXAS, N.A.,
                                        as Co-Agent


                                        By/s/ Frank M. Johnson
                                          --------------------------------------
                                             Title:  Senior Vice President


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                                PRICING SCHEDULE



            The "Facility Fee Rate", "Euro-Dollar Margin" and "CD Margin" for any day are the respective percentages set forth below in the applicable row under the column corresponding to the Status that exists on such day:

=======================================================================================
                       Level      Level      Level      Level       Level       Level
      Status           I          II         III        IV          V           VI
=======================================================================================
Facility Fee Rate      0.050%     0.060%     0.070%     0.080%      0.1250%     0.250%
---------------------------------------------------------------------------------------
Euro-Dollar Margin     0.100%     0.1150%    0.1550%    0.1950%     0.250%      0.500%
---------------------------------------------------------------------------------------
CD Margin              0.2250%    0.240%     0.280%     0.3200%     0.3750%     0.6250%
=======================================================================================

            For purposes of this Schedule, the following terms have the following meanings, subject to the concluding paragraphs of this Schedule:

            "Level I Status" exists at any date if, at such date, the Borrower's long-term debt is rated at least AA by S&P or Aa2 by Moody's.

            "Level II Status" exists at any date if, at such date, (i) the Borrower's long-term debt is rated at least AA- by S&P or Aa3 by Moody's and
(ii) Level I Status does not exist.

            "Level III Status" exists at any date if, at such date, (i) the Borrower's long-term debt is rated at least A by S&P or A2 by Moody's and (ii) neither Level I Status nor Level II Status exists.

            "Level IV Status" exists at any date if, at such date, (i) the Borrower's long-term debt is rated at least A- by S&P and A3 by Moody's and (ii) none of Level I Status, Level II Status and Level III Status exists.

            "Level V Status" exists at any date if, at such date, (i) the Borrower's long-term debt is rated at least BBB by S&P and Baa2 by Moody's and
(ii) none of Level I Status, Level II Status, Level III Status or Level IV Status exists.

            "Level VI Status" exists at any date if, at such date, no other Status exists.

            "Status" refers to the determination of which of Level I Status, Level II Status, Level III Status, Level IV Status, Level V Status or Level VI Status exists at any date.

The credit ratings to be utilized for purposes of this Schedule are those assigned to the senior unsecured long-term debt securities of the Borrower without third-party credit enhancement, and any rating assigned to any other debt security of the Borrower shall be disregarded. The rating in effect at any date is that in effect at the close of business on such date.


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
The following provisions are applicable so long as the Borrower's long-term debt is rated at least A- by S&P and at least A3 by Moody's: If the Borrower is split-rated and the ratings differential is one level, the higher of the two ratings will apply (e.g., A/A3 results in Level III Status). If the Borrower is split-rated and the ratings differential is more than one level, the average of the two ratings (or the higher of two intermediate ratings) shall be used (e.g., AA/Al results in Level II Status, while AA/A3 results in Level III Status).

            If the Borrower's long-term debt is not rated at least A- by S&P and at least A3 by Moody's, then either Level V Status or Level VI Status exists, as determined in accordance with the respective definitions of such terms above.


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